UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          FORM 8-K/A (Amendment No. 2)
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2004

                          Desert Health Products, Inc.
                 (Exact name of registrant specified in charter)

          Arizona                 000-27931               86-0699108
         (State of             (Commission File          (IRS Employer
       Incorporation)               Number)            Identification No.)

                              8221 East Evans Road
                            Scottsdale, Arizona 85260
               (Address of principal executive offices) (Zip Code)

                                 (480) 951-1941
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On March 16, 2004, Desert Health Products, Inc. (the "Registrant") dismissed James E. Raftery CPA, PC ("Raftery") as its independent auditor. The Registrant's Board of Directors approved the dismissal of Raftery. Raftery audited the Registrant's financial statements for the fiscal years ended December 31, 2002 and 2001.

Raftery's report on the Registrant's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified as audit scope or accounting principles. The reports of Raftery for the fiscal years ended December 31, 2002 and 2001 were prepared assuming that the Registrant will continue as a going-concern. However, as discussed in the notes to the financials for the fiscal years ended December 31, 2002 and 2001, Raftery identified adverse financial conditions that raised substantial doubt about the Registrant's ability to continue as a going-concern. During the fiscal years ended December 31, 2001, 2002 and 2003 and until the date of this Report, there were no disagreements between the Registrant and Raftery on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Raftery, would have caused Raftery to make reference to the subject matter of the disagreement in connection with its reports. The decision to replace Raftery was not the result of any disagreement between Raftery and the Registrant on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

The Registrant furnished Raftery with a copy of this Report on Form 8-K/A prior to filing with the Securities and Exchange Commission (the "SEC"). The Registrant also requested that Raftery furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Report. A copy of Raftery's letter to the SEC is filed with this Report as Exhibit 16.1.

(b) On March 16, 2004, the Registrant's Board of Directors approved the appointment of Semple & Coopers, LLP as its new independent accountant and auditor.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c):  Exhibits:

      16.1  Letter from James E. Raftery CPA, PC.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Desert Health Products, Inc.


                                                 By: /s/ Johnny Shannon
                                                     ---------------------
                                                 Name:  Johnny Shannon
                                                 Title: President

Dated: May 26, 2004

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                                  Exhibit Index

      16.1  Letter from James E. Raftery CPA, PC.